Exhibit 32.1

                           SECTION 1350 CERTIFICATION


         In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended September 30, 2004 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Charles W. Federico, Chief Executive Officer, President and Director of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

         1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:  November 5, 2004                   /S/ CHARLES W. FEDERICO
                                          ------------------------
                                   Name:  Charles W. Federico
                                   Title: Chief Executive Officer, President and
                                          Director